                                                             Exhibit No. EX-10.2

                    SETTLEMENT AGREEMENT AND GENERAL RELEASE

     SETTLEMENT AGREEMENT AND GENERAL RELEASE (the "Settlement Agreement") dated as of the 30th day of June, 2006 by and between KMA Capital  Partners,  Inc. and
KMA Capital Partners, Ltd. ("KMA"), James Jenkins ("Jenkins"), Charles Giannetto
("Giannetto"),  CF Holdings,  LLC ("CF"), and Sovereign  Exploration  Associates
International, Inc., f/k/a CALI Holdings, Inc. ("SEAI" or "SVXA") (collectively,
KMA, Jenkins, Giannetto, CF, and SEAI referred to as the "Parties").

     WHEREAS, KMA filed an arbitration matter against SEAI, American Arbitration
Association  Case No.:  33-180-00463-05  (the  "Arbitration"),  relating  to and
Investment  & Exchange  Agreement  ("Agreement")  dated  October 17,  2005,  and whereas SEAI asserted  counterclaims in the Arbitration against KMA, Jenkins and
Giannetto,   and  Jenkins  and   Giannetto,   in  turn,   asserted  third  party
counterclaims against SEAI in the Arbitration.

     WHEREAS, on April 26, 2006, Barley Snyder LLC, on behalf of its clients KMA
Capital  Partners,  Inc.  and CF  Holdings,  LLC,  sent a  letter  to  Sovereign
Exploration  Associates   International,   Inc.  (SEAI)  setting  forth  certain
allegations and potential legal claims (including claims of a derivative nature)
of its clients against SEAI (the "Derivative Claim Letter"); and on May 5, 2006,
Prince,  Lobel, Glovsky & Tye LLP, on behalf of its client SEAI, sent a response to the April 26  letter  wherein  SEAI set forth  certain  of its  defenses  and potential claims of its own (the "Derivative Claim Response");

     WHEREAS,  KMA  currently  owns  400,000  shares of SVXA common  stock ("the
October Shares"),  which represents the balance of the block of shares issues to
KMA by Cali  Holdings,  Inc.  on or about  October 5, 2005;  whereas the October
Shares are  represented  by two  certificates  of 200,000  shares;  whereas  the transfer agent, Transfer On-Line, currently has a

"stop" on the October  Shares;  whereas  200,000 of the October Shares are being held at E*Trade, and the other 200,000 are in a certificate being held by KMA.

     WHEREAS,  the Parties,  who were desirous of trying to resolve all disputes between them, entered into a SETTLEMENT DISCUSSION AGREEMENT;

     WHEREAS,  on  June  19,  2006,  the  Parties  entered  into  a  non-binding
Confidential and Privileged Settlement Term Sheet; and

     WHEREAS,  the  Parties  have  agreed to  resolve  all  disputes  among them including  but not  limited to those in the  Arbitration  and in the  Derivative
Claim Letter and the  Derivative  Claim Response on the terms and conditions set forth below.

                                    AGREEMENT

     NOW,  THEREFORE,  for the reasons set forth above, in  consideration of the terms and  conditions  set forth  below,  the receipt  and  adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. In a exchange for the promises  made by KMA,  Jenkins,  Giannetto and CF herein,  including  but not  limited  to, the  release of claims in  paragraph 6 below, and the promises  contained in the Leak Out Agreement  referenced  herein and to he executed simultaneously herewith (attached as Exhibit A hereto):

     a.   SVXA shall issue the  following  shares of common stock of SVXA to the following  persons or entities:  303,333  shares to KMA, issue date of
          January 18, 2006; 303,333 shares to Jenkins, issue date of January 18,
          2006; and 303,334 shares to Giannetto,  issue date of January 18, 2006
          (collectively,  the  "January  Shares");  The  January  Shares will be issued  promptly  after  execution of this  Agreement (but the Parties
          acknowledge   that  to  get  a   certificate   number(s)   could  take
          approximately one week,

                                       2

          with the certificates to follow  thereafter).  The January Shares will be  restricted  securities  under  Rule  144,  and the  certificate(s)
          representing  the January  Shares will be stamped with a  "restricted"
          legend  indicating that they are Rule 144 stock  certificates and that they are also subject to the rights and  restrictions set forth in the
          Leak Out  Agreement  of even  date  herewith  and  attached  hereto as
          Exhibit A. The January  Shares will be held in escrow,  pursuant to an escrow agreement in the form attached hereto as Exhibit C, by Lowndes,
          Drosdick, Doster, Kantor & Reed, P.A., 215, North Eola Drive, Orlando,
          FL  32801  (the  "Stock  Escrow  Agent"),  until  35  days  after  the expiration of the Rule 144 one year holding period.

     b.   SVXA shall instruct the transfer agent (Transfer On-Line), by no later than  July 5,  2006,  to  remove  the  "stops"  placed  on  KMA's  two certificates of 200,000 shares of common stock of SVXA (400,000 shares total,  the "October  Shares" defined above);  provided  however,  the
          October Shares are and will be subject to the rights and  restrictions set forth in the Leak Out Agreement of even date herewith and attached hereto as Exhibit A. KMA represents  and  warranties  that it owns the
          October  Shares  in its own  name  and  that  it has not  transferred, assigned or otherwise  hypothecated the October Shares. KMA represents and warrants  that 200,000 of the October  Shares are being held in an
          E*Trade brokerage account,  and the other 200,000 are in a certificate being held by KMA, which certificate KMA will immediately  transfer to
          E*Trade.  The  October  Shares  will be held by E*Trade  until 35 days after the execution of the Leak Out

                                       3

          Agreement,  and it is agreed that any buy back exchange under the Leak
          Out will be made by the Stock  Escrow  Agent as provided by the escrow agreement in the form attached hereto as Exhibit C.

     2. Jenkins and Giannetto  shall  reasonably  cooperate with and assist SEAI with  document  and  information  requests  from  the  Securities  and  Exchange
Commission  (the  "SEC"),   including  providing  documentation  and  supporting
information  requested  by  SVXA  and/or  the  SEC.  As  part  of  Jenkins'  and
Giannetto's duty of reasonable cooperation,  they shall immediately (by no later than 10 business days after the execution of this agreement) provide to SERI the information  they have  provided to the SEC  concerning  a) the valuation of the
Cali Holdings, Inc. portfolio companies upon divestiture as part of the Exchange
Agreement,  and b) Cali Holdings,  Inc.'s issuance, on or about October 5, 2005, to KMA of 800,000,000  common shares of Cali  Holdings,  Inc. SEAI will agree to defray  any  reasonable  out of  pocket  costs  associated  with the  reasonable cooperation  so long as Jenkins  and  Giannetto  obtain  prior  approval of such cost(s);  Jenkins and Giannetto are, however,  completely  responsible for their own attorney's fees.

     3. Jenkins and Giannetto will reasonably  cooperate with and assist SEAI in its dispute with Golden Gate  Investors,  Inc.  ("Golden  Gate"),  which filed a complaint against SEAI and others in December 2005, in the Superior Court of the
State of California, and such reasonable cooperation and assistance will include providing documentation and support to help SEAI resolve the dispute with Golden
Gate. As part of Jenkins' and Giannetto's duty of reasonable  cooperation,  they shall immediately (by no later than 10 business days after the execution of this agreement) provide to SEAI whatever information they possess that shows or helps show that Golden Gate is not due the money or stock it claims in the  California
Superior  Court action.  SEAI will agree to defray any  reasonable out of pocket costs associated with the

                                       4

reasonable cooperation so long as Jenkins and Giannetto obtain prior approval of such costs; Jenkins and Giannetto are, however, completely responsible for their own attorney's fees.

     4. Jenkins and Giannetto will reasonably  cooperate with and assist SEAI in its  dispute  with an  individual  named  Brent  Romney,  who  entered  into two debentures  with Cali  Holdings,  Inc.  in May 2005,  and has made demand on the debentures by demanding that SEAI either convert his debentures to SEAI stock or to be paid an alleged  balance due. Such  reasonable  cooperation and assistance will  include  providing  documentation  and  support to help SEAI  resolve  the dispute  with  Brent  Romney.  As  part  of  Jenkins'  and  Giannetto's  duty of reasonable  cooperation,  they shall  immediately  (by no later than 10 business days after the execution of this agreement) provide to SEAI whatever information they  possess that shows or helps show that Brent Romney is not due the money or stock he claims.  SEAI will agree to defray any  reasonable  out of pocket costs associated  with the  reasonable  cooperation  so long as Jenkins and  Giannetto obtain  prior  approval  of such  costs;  Jenkins and  Giannetto  are,  however, completely responsible for their own attorney's fees.

     5. SEAI shall  deliver to KMA,  by no later than 5 business  days after the execution of this Agreement,  a letter in the form attached hereto as Exhibit B.
Provided  however,  the Parties  acknowledge  and agree that Exhibit B is not an admission by SEAI of any liability to KMA, Jenkins and Giannetto with respect to the second  installment  payment of $300,000  under the  Exchange  Agreement  or otherwise,  which  liabilities are released in their entirety by this Settlement
Agreement.

     6. In further  consideration for this Settlement  Agreement,  KMA, Jenkins,
Giannetto, and CF for themselves, and their heirs, successors, assigns, parents, subsidiaries,  affiliates,  predecessors, partners, agents, representatives, and attorneys (the "KMA/Jenkins/Giannetto

                                       5

Releasors")   hereby   release  and  forever   discharge   SEAI,   its  parents,
subsidiaries,  affiliates, predecessors,  successors, assigns, partners, agents, representatives,  and attorneys (the "SEAI Releasees"),  of and from any and all actions  and  manner of  action,  cause  and  causes of  action,  suits,  debts, promissory notes,  dues, sums of money,  claims for attorneys fees and costs and prejudgment  interest,  accounts,  reckonings,  bills,  specialties,  covenants, contracts, controversies,  agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims (including claims of a derivative nature)
and demands whatsoever,  in law or in equity,  which the KMA  /Jenkins/Giannetto
Releasors now have,  hereafter can, shall or may have against the SEAI Releasees for, upon, or by reason of any matter,  cause or thing from the beginning of the world to the date of this Settlement Agreement, including but not limited to, a)
any and all claims asserted or which could have been asserted in the Arbitration and in the Derivative Claim Letter and the Derivative Claim Response, and b) any
and all claims  arising out of the Exchange  Agreement  Provided  however,  that
while   this   release   is  a   complete   a  release  of  all  claims  of  the
KMA/Jenkins/Giannetto  Releasors relating to an October 17, 2005 Promissory Note and Security  Agreement (a copy of which is attached hereto as Exhibit D), it is intended  that the  rights of the  transferee  of said note (MAC  Partners,  LP)
against Venture Planning Inc. and/or Peter Knollenberg,  the borrower under said note,  whatever  those  rights may be, are to be  preserved  and not  negatively impacted by this Settlement  Agreement or this release;  provided further,  this
Release is not a release or waiver of any rights, obligations,  claims, demands, causes of action or  liabilities  relating to the  enforcement  of the terms and covenants  contained  in this  Settlement  Agreement,  the  Leak  Out  Agreement attached  hereto as Exhibit A, and/or the Escrow  Agreement  attached  hereto as
Exhibit   C.   It   is   specifically   acknowledged   and   agreed   that   the
KMA/Jenkins/Giannetto     Releasors    include    Intra    Global    LLC.    The
KMA/Jenkins/Giannetto

                                       6

Releasors  represent  and  warrant  that  they  are  not  aware  of any  claims, threatened  claims or potential  claims by any third parties  against SEAI other than the Golden Gate and Brent Romney  claims  referenced  in paragraphs 3 and 4 above.

     7. In further consideration for this Settlement Agreement,  SEAI for itself and its successors,  assigns, parents, subsidiaries,  affiliates,  predecessors, partners,  agents,  representatives  and attorneys (the "SEAI Releasors") hereby release and forever discharge KMA, Jenkins,  Giannetto, and CF, and their heirs, successors, assigns, parents, subsidiaries,  affiliates, predecessors, partners, agents, representatives,  and attorneys (the "KMA/Jenkins/Giannetto Releasees"), of and from any and all  actions  and  manner of  action,  cause  and  causes of action,  suits,  debts,  promissory  notes,  dues,  sums of  money,  claims  for attorneys fees and costs and prejudgment interest, accounts,  reckonings, bills,
specialties,   covenants,  contracts,   controversies,   agreements,   promises,
variances,   trespasses,   damages,  judgments,   extents,  executions,   claims
(including claims of a derivative nature) and demands  whatsoever,  in law or in equity,  which the SEAI  Releasors now have,  hereafter  can,  shall or may have against  the  KMA/Jenkins/Giannetto  Releasors  for,  upon,  or by reason of any matter,  cause or  thing  from the  beginning  of the  world to the date of this
Settlement  Agreement,  including  but not  limited  to,  a) any and all  claims asserted  or which  could  have  been  asserted  in the  Arbitration  and in the
Derivative  Claim Letter and the Derivative  Claim Response,  and b) any and all
claims arising out of the Exchange Agreement.  Provided however, this Release is not a release or waiver of any rights,  obligations,  claims, demands, causes of action or  liabilities  relating to the  enforcement  of the terms and covenants contained in this Settlement  Agreement,  the Leak Out Agreement attached hereto as Exhibit A, and/or the Escrow Agreement attached hereto as Exhibit C.

                                       7

     8.  Simultaneously  herewith,  KMA,  Jenkins,  Giannetto  and SEAI or their counsel will execute and file a joint stipulation of for entry of an Arbitration
Decree  that  provides  for a  dismissal  with  prejudice  of  all  pending  and unasserted claims and counterclaims between  KMA/Jenkins/Giannetto  and SEAI and expressly calls for a reservation of jurisdiction in the Florida Court that will confirm the arbitration  decree of the settlement.  The arbitration decree shall further call for the dismissal and closure of the arbitration,  without costs or attorney's  fees being taxed to either side.  The Patties  acknowledge  that the prior  pendency of the  Arbitration  in Florida  confers  jurisdiction  upon the
Florida  Courts to enforce  the  Settlement  Agreement,  at the option of either party, and  KMA/Jenkins/Giannetto  agree to bear the Court filing fee associated with the same.  SEAI agrees to respond to the  Petition  to Confirm  Arbitration
Decree by agreeing to entry of an Final Order Approving  Arbitration Decree in a form  acceptable  to counsel for the Parties,  but SEAI shall  otherwise  not be required  to  appear in that  Florida  proceeding  unless  and until a motion to enforce the Court approval Settlement Agreement is brought by any Party.

     9.  By  entering  into  this  Settlement  Agreement,  the  Parties  are not admitting  liability  or  responsibility  on the part of any party,  and nothing contained  herein  should be construed as an  admission of  liability,  which is expressly  denied by all parties to this Settlement  Agreement.  The Parties are entering into this Settlement  Agreement to avoid the  uncertainty,  expense and burden of further litigation.

     10. The Parties agree that this Settlement Agreement constitutes the entire agreement between them as to the subject matters  addressed  herein,  and if any provision  of this  Settlement  Agreement is held to be invalid,  the  remaining provisions shall remain in full force and effect.

                                       8

     11. This  Settlement  Agreement  has been  prepared  jointly by the Parties hereto with the advice of their  attorneys  and no  ambiguity in the language of this Settlement Agreement shall be construed against either party.

     12. This  Settlement  Agreement  may not be changed,  modified,  altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver of any party of any  right  under  this  Settlement  Agreement  or of any breach of this  Settlement  Agreement shall not constitute a waiver of any other right or of any other future breach.

     13. This  Agreement  may be executed in  counterparts  and  transmitted  by facsimile  transmission,  and each of such counterparts,  whether an original or facsimile  of an  original,  will be  deemed to be an  original  and all of such counterparts together will constitute a single agreement.

     14. The  Parties  to this  Settlement  Agreement  represent  that:  (1) the persons  signing below have the right and  authority to execute this  Settlement
Agreement;  (2) no action,  suit or proceeding is pending or contemplated  which would seek to prevent the carrying  out of this  Settlement  Agreement;  and (3)
they  have not  heretofore  assigned,  transferred  or  purported  to  assign or transfer  any claims  against any other party to this  Settlement  Agreement  or covered by the general releases herein except as specifically referenced herein.

     15. KMA represents that KMA Capital Partners,  Ltd. merged into KMA Capital
Partners, Inc. on March 10, 2006.

                                       9

     IN WITNESS WHEREOF,  the Parties have executed this Settlement Agreement on the date set forth above.

SOVEREIGN EXPLORATION ASSOCIATES
INTERNATIONAL, INC.

By:   /s/ Robert D. Baca                /s/ James Jenkins
Its:  President                         JIM JENKINS

                                        /s/ Charles Giannetto
                                        CHARLES GIANNETTO

KMA Capital Partners, Inc.

By:  /s/ Douglas Calaway
Its: President

KMA Capital Partners, Ltd.

By:  Ellen Salisbury
Its:  General Partner

CF Holdings, LLC

By:
Its:  Corporate Secretary

                                    EXHIBIT A

                               LEAK OUT AGREEMENT

     THIS AGREEMENT,  made as of this 30th day of June, 2006 (this  "Agreement")
by and between KMA Capital Partners,  Inc. and KMA Capital Partners,  Ltd., 7658
Municipal Drive, Orlando,  Florida 32819 (referred to as the "KMA"); and Charles
Giannetto,  Orlando,  Florida  ("Giannetto");  and  James E.  Jenkins,  Orlando,
Florida ("Jenkins").  KMA, Giannetto,  and Jenkins  collectively  referred to as
Shareholders;

AND

Sovereign  Exploration  Associates  International  Inc., 503 Washington  Avenue,
Suite  2D,  Newtown,  PA  18940  ("SEAI"  or  "SVXA").   Shareholders  and  SVXA
collectively referred to as Parties.

     WHEREAS,  the  Parties  entered  into a  Settlement  Agreement  and General
Release (the  "Settlement  Agreement") of even date whereby SVXA conveyed to the
Shareholders  910,000  shares of Rule 144 common  shares of SVXA,  with an issue date of January 18, 2006 (collectively "the January Shares"),

AND

     WHEREAS,  KMA  currently  owns  400,000  shares of SVXA common  stock ("the
October Shares"),  which represents the balance of the block of shares issued to
KMA by Cali  Holdings,  Inc.  on or about  October 5, 2005;  whereas the October
Shares are represented by two  certificates of 200,000 shares each;  whereas the transfer agent, Transfer On-Line,  currently has a "stop" on the October Shares;
whereas  200,000 of the October Shares are being held at E*Trade;  and the other
200,000  are in a  certificate  being  held by KMA,  which  certificate  will be delivered to E*Trade pursuant to the terms of the Settlement Agreement; and

     WHEREAS, SVXA is a business development company governed under the 1940 Act trading on the NASDAQ Bulletin Board Exchange, and

     WHEREAS,  the Parties agreed as part of the Settlement Agreement that it is in the best interest of all Parties,  and the  shareholders  of SVXA, to protect the share price of SVXA, and

     WHEREAS, the Parties further agreed to permit the Shareholders to liquidate
Shares in a controlled manner and the Parties wish to reduce said discussions to writing in this Agreement.

     NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration,  including the promises and  covenants in this  Agreement and the
Settlement  Agreement;  the  sufficiency of which is  acknowledged,  the Parties hereby agree as follows:

1.   The Parties agree that the above  mentioned  October  Shares may be sold as follows:

     A.   SVXA is hereby granted an exclusive  option to buy back any and all of the October Shares at different times and in different  amounts during the  thirty  (30)

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               1

          day  period  commencing  upon the  execution  of this  Agreement.  The purchase  price for the October Shares under this buy back right shall be the greater of $0.60 per share or the "market price per share." The
          "market  price per share" for purposes of this buy back right shall be equal to the  average of the Bid and ASK price of SVXA at the close of the market as quoted on the Bulletin  Board  Exchange for the previous five (5) business days prior to the purchase date. The "purchase date"
          for the October Shares shall be defined as the day preceeding the last business day before a wire  transfer for said  purchase is made to the
          Stock Escrow Agent or the day  preceeding the last business day before a purchase  check is sent  registered  mail to the Stock Escrow Agent.
          This buy back right shall  expire  simply by the passage of time (i.e.
          the expiration of thirty-day  period  described in this paragraph 1A.)
          and without notice to either Party.

     B.   IF SVXA elects to exercise its buy back rights to the October  shares,
          SVXA must  provide  written  notice(s)  to KMA (and the  Stock  Escrow
          Agent) of the number of shares being purchased, the purchase date, the per share price,  and the total purchase  price for said shares.  Said
          written   notice  of   repurchase   must  be  provided   prior  to  or
          simultaneously  with,  the  payment  of  the  purchase  price.  SVXA's purchase  of the October  Shares  pursuant to the buy back right under this Agreement must be paid by a wire  transfer(s) to the Stock Escrow
          Agent on or before  thirty-days  from the execution of this  Agreement and/or by check(s)  (mailed  registered mail to the Stock Escrow Agent and post dated on or before  thirty-days  from the  execution  of this
          Agreement)  in the amount of the  purchase  price for the shares being purchased.  SVXA can purchase in multiple  traunches up to the maximum of 400,000  shares  (the  October  Shares)  during the buy back period
          (i.e.  during  the 30 day period  commencing  upon  execution  of this
          Agreement).

     C.   During the thirty (30) day buy back period set forth in paragraph  1A.
          and 1B. above,  and for five (5) days thereafter if notice of buy back
          has  been  given,  KMA  will  not  sell,  transfer,   assign,  pledge,
          hypothecate  or otherwise  dispose of any of the October Shares except to SVXA pursuant to the buy back provision in this  Agreement.  In the event SVXA does not buy back the October Shares within the time period provided  under  paragraph 1A. and 1B., then KMA shall be free to sell or otherwise  transfer the remaining October Shares not repurchased by
          SVXA with the  following  restriction:  Shareholders  agree  that they shall be restricted from selling on any day more than 10% of the daily trading  volume of SVXA shares.  The "daily  trading  volume" shall be determined  by the average  number of shares sold over the  twenty-day trading  period  ending on the  Friday of the week that  precedes  the sale. The "daily trading volume" shall remain fixed for any subsequent sale or successive  sales of the October Shares except that it will be recalculated  if the  Shareholders  discontinue  selling  for five (5)
          consecutive  trading  days.  If the  Shareholders  sell  or  otherwise transfer  any of the October  Shares in a private  sale,  the buyer or other  recipient  of the shares in that  private sale will be bound by the above leak-out restrictions with respect to the shares

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               2

          purchased in the private sale and the Shareholders will provide a copy of this Leak Out Agreement to any such private buyer. The Shareholders will provide SVXA weekly trading records for all SVXA  transactions on the Monday that follows any week that  Shareholders sell any or all of the October Shares (the Shareholders  report of transactions  shall be
          provided   by   e-mail  to   SVXA's   President   Robert  D.  Baca  at
          bbaca@sea-int.com,  and by a notice  in  accordance  with  the  notice provision of this Agreement).

     D.   As used in this  Agreement,  the term "Stock Escrow Agent" shall refer to Lowndes,  Drosdick,  Doster,  Kantor & Reed,  P.A.,  215 North Eola
          Drive,  Orlando,  FL 32801, under the escrow agreement attached to the
          Settlement Agreement as Exhibit C (the "Escrow Agreement").  The Stock
          Escrow  Agent  will be  required  to (i)  cause  KMA to order out from
          E*Trade any and all shares  purchased by SVXA pursuant to the buy back right set forth in this  paragraph 1, and (ii) to cause said shares to be  delivered  to SVXA's  offices at 503  Washington  Ave.,  Suite 2D,
          Newtown,  PA  18940  in  accordance  with  paragraph  4 of the  Escrow
          Agreement.  In the  event of any  conflict  between  the  terms of the
          Escrow   Agreement   and  this   Agreement   insofar  as  the  duties,
          responsibilities  and liabilities of Stock Escrow Agent are concerned, the Escrow Agreement shall control.

2.   The Parties agree that the above  mentioned  January  Shares may be sold as follows:

     A.   SVXA is hereby granted an exclusive  option to buy back any and all of the January Shares at different times and in different  amounts during the thirty (30) day period  commencing  upon the expiration of the one year Rule 144 holding period (i.e., commencing upon January 18, 2007).
          The  purchase  price for the January  Shares under this buy back right shall be the  greater  of $0.60  per  share or the  "market  price per share."  The  "market  price per share" for  purposes of this buy back right  shall be equal to the  average of the Bid and ASK price of SVXA at the close of the market as quoted on the  Bulletin  Board  Exchange for the previous  five (5) business  days prior to the purchase  date.
          The "purchase date" for the January shares shall be defined as the day preceding  the  last  business  day  before a wire  transfer  for said purchase is made to the Stock  Escrow Agent or the day  preceding  the last business day before a purchase check is sent  registered  mail to the Stock Escrow Agent. This buy back right shall expire simply by the passage  of  time  (i.e.,  the  expiration  of the  thirty-day  period described in this  paragraph  2A.) and without notice to either Party.
          Prior  to  January  18,  2007,  SVXA has the  Right  of First  Refusal
          described below, but not a buy back right.

     B.   During the Rule 144 holding period (i.e.,  through  January 17, 2007),
          SVXA  shall  have the Right of First  Refusal  to match any  bona-fide private sale offers that KMA, Jenkins or Giannetto may receive for the sale of the January Shares then held by them (it being understood that because  the  January  Shares are Rule 144 stock,  no public  sale can occur during this period; and further,  it being understood and agreed that any private sale must be a permitted transaction under Rule 144).

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               3

          KMA, Jenkins or Giannetto must provide SVXA prompt notice of the terms of a private  sale-offer  (the  purchaser,  the number of shares being purchased,  the  purchase  date,  the per share  price,  and the total purchase price for said shares) and a complete copy of said offer.  If
          SVXA elects to exercise  this Right of First  Refusal to purchase  the
          January Shares, it must provide written notice(s) to KMA, Jenkins,  or
          Giannetto  within 10 days of its receipt of the notice of private sale offer,  of its intention to match the private sale offer,  stating the number of shares being  purchased,  the purchase  date,  the per share price, and the total purchase price for said shares.  SVXA's notice of exercise of this right of first refusal must be provided  prior to, or simultaneously  with,  the  payment  of  the  purchase  price.  SVXA's purchase of the January Shares pursuant to this Right of First Refusal under this Agreement  must be paid by a wire  transfer(s) to the Stock
          Escrow Agent within 10 days of the exercise notice.

     C.   If SVXA  elects to exercise  its buy back right to the January  Shares under 2A, SVXA must  provide  written  notice(s)  to KMA,  Jenkins and
          Giannetto  (and the Stock Escrow  Agent) of the number of shares being purchased,  the  purchase  date,  the per share  price,  and the total purchase price for said shares. Said written notice of repurchase must be  provided  prior to, or  simultaneously  with,  the  payment of the purchase price.  SVXA's purchase of the January Shares pursuant to the buy back right under this Agreement must be paid by a wire transfer(s)
          to the  Stock  Escrow  Agent on or before  February  16,  2007,  or by check(s)  (mailed  registered  mail to the Stock Escrow Agent and post dated on or before  February  16,  2007) in the amount of the purchase price for the shares  being  purchased.  SVXA can purchase in multiple traunches  up to the maximum of 910,000  shares (the  January  Shares)
          during the buy back period (i.e.  during the 30 day period  commencing upon January 18, 2007). The January Shares shall be purchased in equal amounts from the Shareholders (e.g., if 30,000 shares are re-purchased by SVXA, 10,000 of the January Shares will be bought from each of KMA,
          Jenkins and Giannetto).

     D.   During the thirty (30) day buy back period set forth in paragraph  2A.
          above, and for five (5) days thereafter if notice of buy back has been given,  the  Shareholders  will not sell,  transfer,  assign,  pledge, hypothecate  or otherwise  dispose of any of the January Shares except to SVXA pursuant to the buy back provision in this  Agreement.  In the event SVXA does not buy back the January Shares within the time period provided under paragraph 2A. then  Shareholders  shall be free to sell or otherwise  transfer the remaining January Shares not repurchased by
          SVXA with the following restriction:  the Shareholders agree that they shall be restricted from selling on any day more than 10% of the daily trading  volume of SVXA shares.  The "daily  trading  volume" shall be determined  by the average  number of shares sold over the  twenty-day trading  period  ending on the  Friday of the week that  proceeds  the sale. The "daily trading volume" shall remain fixed for any subsequent sale or successive  sales of the January Shares except that it will be recalculated  if the  Shareholders  discontinue  selling  for five (5)
          consecutive

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               4

          trading days. If the  Shareholders  sell or otherwise  transfer any of the January Shares in a private sale, the buyer or other  recipient of the shares in that  private  sale will be bound by the above  leak-out restrictions with respect to the shares purchased in the private sale, and the Shareholders will provide a copy of this Leak Out Agreement to any such private buyer.  Shareholders will provide SVXA weekly trading records for all SVXA  transactions  the Monday  that  follows any week that  Shareholders  sell  SVXA  shares  (the  Shareholders  report  of transactions shall be provided by e-mail to SVXA's President Robert D.
          Baca at  bbaca@sea-int.com,  and by a notice  in  accordance  with the notice provision of this Agreement).

     E.   Covenants  Relating to Rule 144.  With a view to making  available the benefits  of  certain  rules and  regulations  of the  Securities  and
          Exchange  Commission (the  "Commission")  which permit the sale of the
          SVXA's securities to the public without registration  pursuant to Rule
          144 under the  Securities  Act of 1933,  as amended  (the  "Securities
          Act"), SVXA agrees to do the following:

          (i)  To make and keep at all times  public  information  available  in accordance with Rule 144 under the Securities Act;

          (ii) To file with the  Commission  in a timely  manner all reports and other documents required to be filed by SVXA under the Securities
               Act and the  Securities  Exchange  Act of 1934,  as amended  (the
               "Exchange  Act");  provided,  however,  that the Company will not take any action or file any form that would cause its  securities to be de-registered;

         (iii) To  furnish   Shareholders   promptly  upon  request  a  written
               statement  by  SVXA  as to  its  compliance  with  the  reporting requirements  of  said  Rule  144 of the  Securities  Act and the
               Exchange  Act, and a copy of the most recent  annual on quarterly report of SVXA,  and such other  reports and documents of SVXA as
               Shareholders  may  reasonably  request in availing  itself of any rule or regulation of the  Commission  allowing  Shareholders  to sell any such securities without registration; and

          (iv) To cause its  securities  counsel to furnish the SVXA's  transfer agent on or  promptly  after  February  16, 2007 (and in no event after  February 25, 2007) a legal  opinion in customary  form and based upon customary assumptions (including,  without limitation, an assumption  that the proposed sale is being made in a broker's transaction  and the sale does not exceed volume  limitations  of
               Rule  144) to the  effect  that the sale by  Shareholders  of the
               January Shares is permitted pursuant to Rule 144.

          (v)  In the event of a material  breach by SEAI of any of the Rule 144 covenants in this paragraph 2.E. or any of the other covenants of this Agreements,  Shareholders  reserve the right to seek to hold the SEAI  liable  for  damages  established  to have been  caused thereby, including by the

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               5

               filing of a Motion to Enforce Settlement Agreement in the Florida
               Court  that  reserves  jurisdiction  to  enforce  the  Settlement
               Agreement;  provided  that  SEAI  reserves  all  rights  but does acknowledge  the Florida Court would have venue and  jurisdiction to adjudicate  such claims.  In the event of a material breach by
               Shareholders  of any of the  covenants  of this  Agreement,  SEAI reserve  the right to seek to hold the  Shareholders  liable  for damages established to have been caused thereby, including by the filing of a Motion to Enforce Settlement Agreement in the Florida
               Court  that  reserve   jurisdiction  to  enforce  the  Settlement
               Agreement,  provided that Shareholders  reserve all rights but do acknowledge  the Florida Court would have venue and  jurisdiction to adjudicate such claims.  This provision is cumulative and does not limit any of the  Parties'  rights with  respect to any other form of  relief  to which  they are  entitled  in the  event of a breach of this Agreement by another party hereto.

     F.   The Stock  Escrow Agent will be required to deliver any and all shares purchased  by SVXA  pursuant to the buy back right and/or the right of first refusal set forth in this  paragraph 2 to SVXA's  offices at 503
          Washington  Ave.,  Suite  2D,  Newtown,  PA 18940 in  accordance  with paragraph 4 of the Escrow Agreement.

3.   Miscellaneous

     (a)  Entire  Agreement:  Amendment.  This  Agreement  contains  the  entire
          agreement   of  the   Parties   hereto   and   supersedes   any  prior
          communications,  understandings,  agreements  between the Parties with respect to the subject  hereof.  This Agreement may not be modified or amended, not may any of its provisions be waived,  except by a writing signed by both parties hereto.

     (b)  Governing  Law. This  Agreement  shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws provisions.

     (c)  Court  Approval of  Settlement.  Simultaneously  with the execution of this  Agreement,  which is required to be accepted  and signed by both parties no later than close of business on June 30, 2006,  the parties have executed a Settlement  Agreement that calls for  Shareholders  to seek the entry of a Final  Order  Confirming  Arbitration  Decree that includes a  reservation  of  jurisdiction  to enforce  the  Settlement
          Agreement which incorporate this Agreement.  The intent of the parties is for the Court to reserve  jurisdiction  to enforce  the  Settlement
          Agreement,   which  includes  this  Agreement.  By  agreeing  to  this
          reservation of  jurisdiction,  the parties are empowering the Court to insure that the covenants in the Settlement Agreement,  which includes this Agreement, are carried out.

     (d)  Costs. If any legal action or any  arbitration or other  proceeding is brought  for the  enforcement  of this  Agreement  or  because  of any alleged  dispute,  breach,  default,  misrepresentation  or  fraud  in connection with any of the provisions of this

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               6

          Agreement,  the  successful  or  prevailing  party or parties shall be
          entitled  to  recover  reasonable   attorneys  fees  and  other  costs
          incurred, including expert witness fees, in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     (e)  Waiver. The failure of either Party at any time to require performance by the other of any provisions  hereunder  shall not affect its rights thereafter to enforce the same,  nor shall a waiver by either Party or any breach of any  provision  hereof  constitute a waiver of any other breach of any term or  provision  of this  Agreement.  No extension of time for the  performance  of any obligation or act shall be deemed to be an extension of time for the  performance  of other  obligations or acts hereunder.

     (f)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts,  or by facsimile, each of which shall be an original but
          which  counterparts   together  shall  constitute  one  and  the  same
          agreement.

     (g)  Binding  Effect.  This  Agreement  shall be binding  upon the  Parties hereto, their heirs, legal  representatives and successors,  and shall be binding on assigns  permitted  under this Agreement (who must agree to be bound  by this  Agreement).  Any  purported  assignment  of this
          Agreement not in  compliance  with this section shall be null and void and of no effect. The Shareholders cannot at any time sell,  transfer, assign, pledge, hypothecate or otherwise dispose of any of the October
          Shares or the January Shares except in accordance with this Agreement;
          and the Shareholders  acknowledge and agree that what the Shareholders cannot do  themselves  under this  Agreement,  they cannot  accomplish through any agents or assigns, or by any means directly or indirectly.

     (h)  Authority. The Shareholders and SEAI have the full power and authority to execute  and deliver  this  Agreement,  to perform its  obligations hereunder and to consummate the transaction  contemplated hereby. This execution and delivery by the  Shareholders and SEAI of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required  action on behalf of the  Shareholders and SEAI.  This  Agreement  has been  duly and  validly  executed  and delivered by the Shareholders and SEAI and constitutes a legal,  valid and binding  obligations  of the  Shareholders  and SEAI,  enforceable against the Shareholders and SEAI.

     (i)  Headings.  The headings of the sections are for  convenience  only and shall not control or affect the meaning or  construction  or limit the scope or intent of the provisions of this Agreement.

     (j)  Severability. Whenever possible, each provision of this Agreement will be  interpreted  in such a manner as to be  effective  and valid under applicable  law. But if any provision of this  Agreement is held to be invalid, illegal or unenforceable, in any respect under applicable law or rule, such invalidity,

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                                                                               7

          illegality or unenforceability  will not effect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and  enforced  in such  jurisdiction  as if such  invalid,  illegal or unenforceable provision had never been contained herein.

     (k)  Notices.  All notices and other  communications  hereunder shall be in writing  and  shall be  deemed  to have  been  given if  delivered  by facsimile,  in person via overnight delivery, or sent by prepaid first class  registered or certified  mail,  return receipt to the following address (unless timely notice of change of address is provided):

                                 SVXA
                                 503 Washington Avenue, Suite 2D
                                 Newtown, PA  18940
                                                Phone:  215-675-5103
                                                Fax:  215-860-3501

                                 KMA Capital Partners, Inc.
                                 7658 Municipal Drive
                                 Orlando, FL 32819
                                                Phone:  407-370-4300
                                                Fax:  270-675-5103

                                 James Jenkins
                                                7658 Municipal Drive
                                                Orlando, FL 32819
                                                Phone:  407-370-4300
                                                Fax:  407-226-1096

                                 Charles Giannetto
                                                7658 Municipal Drive
                                                Orlando, FL 32819
                                                Phone:  407-370-4300
                                                Fax:  270-675-5103

                                                Stock Escrow Agent:
                                                T. Todd Pittenger, Esquire
                                                Lowndes, Drosdick, Doster,
                                                  Kantor & Reed, P.A.
                                                215 North Eola Drive
                                                Orlando, Florida 32801
                                                Phone:  407-843-4600
                                                Fax:  407-843-4444

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                                                                               8

     IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have executed this Agreement.

                                 KMA
                                 KMA Capital Partners, Inc.:

                                 By:   /s/ Douglas Calaway
                                        Douglas Calaway
                                 Its:  CEO

                                 KMA Capital Partners, Ltd.

                                 By:   /s/ Ellen M. Salisbury
                                        Ellen M. Salisbury
                                 Its:  General Partner

                                 Giannetto

                                 By:   /s/ Charles Giannetto
                                        Charles Giannetto

                                 Jenkins

                                 By:   /s/ James E. Jenkins_
                                        James E. Jenkins

                                 SVXA
                                 Sovereign Exploration Associates
                                 International, Inc.

                                 By:   /s/ Robert D. Baca
                                        Robert D. Baca
                                 Its:  President

KMA initials___   SVXA initials___   Giannetto initials___   Jenkins initials___

                                                                               9

                                    EXHIBIT B

To Whom It May Concern:

In a matter filed in California  Superior Court in December of 2005, Golden Gate
Investors,  Inc.,  ("Golden  Gate"),  alleges (in paragraph 31 of its Complaint)
that James E.  Jenkins and Charles  Giannetto  diverted in excess of $600,000 in corporate assets from SEAI. In fact, what actually  occurred is that pursuant to
Investment & Exchange  Agreement  ("Exchange  Agreement") dated October 17,2005,
SEAI  agreed to pay to  Charles  Giannetto,  James E.  Jenkins  and KMA  Capital
Partners,  Ltd.  in total the sum of Six  Hundred  Thousand  and no/100  dollars
($600,000)  in  complete  termination  and release of the  Executive  Management contracts between Cali Holdings, Inc. and Messrs.  Giannetto and Jenkins and the
consulting  contract between Cali Holdings,  Inc. to KMA. Three Hundred Thousand
($300,000)  was paid by a third party at the closing of the  Exchange  Agreement and the Exchange  Agreement provided that the balance of $300,000 was to be paid on or before March 31,2006.

                                   EXHIBIT C

                               ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of the
30th day of June, 2006 by and between LOWNDES,  DROSDICK, DOSTER, KANTOR & REED,
PA., a Florida  professional  corporation  ("Stock  Escrow Agent "), KMA CAPITAL
PARTNERS,   INC.  and  KMA  CAPITAL  PARTNERS,   LTD.  ("KMA"),   JAMES  JENKINS
("Jenkins"), CHARLES GIANNETTO ("Giannetto") (sometimes collectively referred to as "KMA/Jenkins/Giannetto"), CF HOLDINGS, LLC, ("CF"), and SOVEREIGN EXPLORATION
ASSOCIATES  INTERNATIONAL,  INC.,  f/k/a CALI HOLDINGS,  INC. ("SEAI" or "SVXA")
(collectively,  KMA,  Jenkins,  Giannetto,  CF  and  SVXA  referred  to  as  the
"Parties').

                              W I T N E S S E T H:

     WHEREAS,  the  Parties  entered  into a  Settlement  Agreement  and General
Release (the  "Settlement  Agreement") of even date whereby SVXA conveyed to the
Shareholders  910,000 shares of SVXA Common Stock,  Rule 144  restricted,  issue date of January  18,  2006,  the date upon  which  reverse  split was  effective
(hereinafter referred to as the "January Shares");

     WHEREAS,  the  Parties  have  executed  a Leak Out  Agreement  of even date
herewith   (the  "Leak  Out   Agreement"),   and  in  the  Leak  Out   Agreement
KMA/Jenkins/Giannetto have given SVXA a time-limited exclusive right to buy back the January Shares at different times and in different amounts as defined in the
Leak Out  Agreement;  and whereas if SVXA does not purchase the January  Shares,
KMA/Jenkins/Giannetto  have agreed to sell no more than ten percent (10%) of the daily volume as defined in the Leak Out Agreement.

     WHEREAS,  KMA  currently  owns  400,000  shares of SVXA common  stock ("the
October Shares"),  which represents the balance of the block of shares issued to
KMA by Cali  Holdings,  Inc.  on or about  October 5, 2005;  whereas the October
Shares are  represented  by two  certificates  of 200,000  shares;  whereas  the transfer agent, Transfer On-Line,  currently has a "stop" on the October Shares;
whereas  200,000 of the October Shares are being held at E*Trade,  and the other
200,000  are in a  certificate  being  held by KMA,  which  certificate  will be delivered to E*Trade pursuant to the terms of the Settlement Agreement;

     WHEREAS,  KMA has given SVXA a  time-limited  right to buy back the October
Shares at different  times and in  different  amounts as defined in the Leak Oct
Agreement; whereas, if SVXA does not purchase the October Shares, KMA has agreed to sell no more than ten  percent  (10%) of the daily  volume as  defined in the
Leak Out Agreement; and whereas, SVXA will instruct the transfer agent to remove any stop transfer orders as provided in the Settlement Agreement;

     NOW,  THEREFORE,  for and in consideration of the foregoing  premises,  and other good and valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Recitals.  The  recitals  are true and  correct  and  incorporated  by reference herein.

     2.   Acceptance  of  Appointment.  Stock Escrow  Agent  hereby  accepts its appointment  as stock escrow agent  pursuant to the terms of this  Agreement and undertakes to perform the duties expressly set forth herein.  Stock Escrow Agent will not have any implied duties or  obligations  arising from this Agreement or the relationships created hereunder.

     3.   Deliveries to Stock Escrow Agent.  In accordance  with the  Settlement
Agreement,  SVXA shall deliver the 910,000  January Shares to Stock Escrow Agent to be held,  deposited,  delivered and  disbursed  pursuant to the terms of this
Agreement.  Stock Escrow  Agent shall not assign,  transfer,  pledge,  or in any other way encumber  the stock  during the period this  Agreement is in effect in any way not intended by this Agreement.

     4.   Disposition by Stock Escrow Agent.  SVXA has been granted an exclusive option to buy back any and all of the January  Shares at different  times and in different amounts as defined in the Leak Out Agreement. Stock Escrow Agent shall deliver the January  Shares to SVXA upon the occurrence of each and every one of the following conditions:  (i) Stock Escrow Agent and KMA/Jenkins/Giannetto must receive timely (pursuant to the Leak Out Agreement) written notice of the number of shares being purchased, the purchase date, the per share price, and the total purchase  price for the shares,  the written  notice being provided prior to, or simultaneously  with,  the  payment of the  purchase  price;  (ii) Stock  Escrow
Agent's timely  (pursuant to the Leak Out Agreement)  receipt of payment by wire transfer or certified  check in the amount of the total  purchase  price;  (iii)
Stock Escrow  Agent's  receipt of proof that the  appropriate  changes have been made to SVXA's official  corporate records reflecting the transfer of stock; and
(iv)  Stock  Escrow  Agent's  receipt  of  new  stock  certificates   issued  to
KMA/Jenkins/Giannetto   reflecting  the  remaining  number  of  shares  held  by
KMA/Jenkins/Giannetto  if any amount less than the full 910,000  January  Shares are  purchased  by SVXA.  The Stock  Escrow Agent will not disburse any purchase funds to  KMA/Jenkins/Giannetto  or to anyone on their  behalf,  nor will  Stock
Escrow Agent disburse any new SVXA stock  certificates to  KMA/Jenkins/Giannetto or to anyone on their behalf,  until delivery of the repurchased  January Shares to SVXA.

     Under  the  terms of the  Leak Out  Agreement,  SVXA  has been  granted  an exclusive  Right of First  Refusal  through  January 17, 2007, to match any bona fida  offers  that  KMA/Jenkins/Giannetto  to may  receive  for the  sale of any
January  Shares.  SVXA's purchase of any January Shares pursuant to the Right of
First Refusal must be paid by wire  transfer(s) to the Stock Escrow Agent within
10 days of its exercise of the right of first  refusal  pursuant to the teams of the Leak Out  Agreement.  The Stock  Escrow Agent will not disburse any purchase funds to  KMA/Jenkins/Giannetto  or to anyone on their  behalf,  nor will  Steak
Escrow Agent disburse any new SVXA stock  certificates to  KMA/Jenkins/Giannetto or to anyone on their  behalf,  until  delivery  to SVXA of the  January  Shares purchased by SVXA pursuant to the Right of First Refusal.

     In the event SVXA does not buy any or all of the January Shares pursuant to the  Leak Out  Agreement,  KMA/Jenkins/Giannetto  are free to sell or  otherwise transfer  the  remaining  January  Shares  not  repurchased  by  SVXA  with  the restriction that  KMA/Jenkins/Giannetto  not sell more than ten percent (10%) of the daily trading  volume of SVXA shares as more  particularly  described in the
Leak Out Agreement.

                                       2

     The October  Shares will not be placed into  escrow,  but rather will be on deposit  in an E*Trade  KMA  brokerage  account.  Should  SVXA wish to  purchase
October  Shares  pursuant to the buy back  provision in the Leak Out  Agreement,
SVXA must provide  written notice to Stock Escrow Agent and KMA of the number of shares being  purchased,  the purchase date, the per share price,  and the total purchase  price for the shares.  SVXA's  purchase of the October  Shares must be paid by wire transfer(s) or certified check(s) mailed by overnight mail to Stock
Escrow Agent on or before July 30, 2006, in the amount of the purchase price for the  shares  being  purchased.  SVXA may  purchase  October  Shares in  multiple transactions  up to the maximum of 400,000  shares during the period ending July
30, 2006.  The Stock Escrow Agent will be required to (i) cause KMA to order out from E*Trade any and all of the October Shares purchased by SVXA pursuant to the buy back right under the Leak Out  Agreement to be delivered to the Stock Escrow
Agent,  and (ii) to promptly cause said shares to be delivered to SVXA's offices at 503 Washington  Ave, Suite 2D,  Newtown,  PA after receipt of the shares from
E*Trade.  Stock Escrow Agent will receive new stock  certificates  issued to KMA reflecting  the  remaining  number of shares held by KMA if any amount less than the full 400,000  October  Shares are purchased by SVXA.  The Stock Escrow Agent will not disburse any purchase  funds to  KMA/Jenkins/Giannetto  or to anyone on their  behalf,  nor  will  Stock  Escrow  Agent  disburse  any  new  SVXA  stock certificates  to  KMA/Jenkins/Giannetto  or to  anyone  on their  behalf,  until delivery of the repurchased October Shares to SVXA.

     In the  event  SVXA  does  not buy back  any or all of the  October  Shares pursuant to the Leak Out  Agreement,  KMA is free to sell or otherwise  transfer the remaining  October Shares not repurchased by SVXA with the restriction  that
KMA not sell more than ten  percent  (10%) of the daily  trading  volume of SVXA shares as more particularly described in the Leak Out Agreement.

     5.   Reliance of Stock  Escrow Agent on  Documents.  Stock Escrow Agent may
act in reliance  upon any writing,  instrument  or  signature  which it, in good faith,  believes  to be genuine,  may assume the  validity  and  accuracy of any statement or assertion  contained in such writing or instrument,  and may assume that any person purporting to give any writing,  notice,  advice or instructions in connection  with the provisions  hereof has the power and was duly authorized to do so.  Stock  Escrow  Agent  shall  not be  liable  in any  manner as to the identity,  authority or right of any person  executing any of such  documents or instruments and its duties  hereunder shall be limited to those expressly stated
herein.

     6.   Indemnification  of Stock Escrow Agent. KMA, Jenkins,  Giannetto,  CF,
and SVXA  agree,  jointly and  severally,  to  indemnify,  insure and hold Stock
Escrow Agent  harmless from and against,  and reimburse  Stock Escrow Agent for, any and all damages,  losses,  costs and expenses,  including  attorney fees and costs at all levels of  proceedings,  paid or  incurred by Stock  Escrow  Agent, which arise by reason of or as a result of Stock  Escrow  Agent acting as escrow agent under this Agreement  except to the extent that any such damages,  losses, costs or expenses are the result of Stock Escrow  Agent's  gross  negligence  or willful misconduct. The Escrow Agent's fees in the ordinary course of performing its duties hereunder will be the responsibility of KMA, Jenkins, and Giannetto.

     7.   Interpleader  Action in the Event of  Dispute.  If any of the  parties hereto at any time disagree about the interpretation of this Agreement, or about the rights, duties or obligations of Stock Escrow Agent, or the propriety of any action contemplated by Stock Escrow Agent

                                       3

hereunder,  Stock  Escrow Agent may, but shall not be required to, file a Motion in the  Florida  Court that  reserves  jurisdiction  to enforce  the  Settlement
Agreement,  or an independent  action of  interpleader  (at Stock Escrow Agent's option) in the  Circuit  Court of Orange  County,  Florida and deposit the stock certificates in the registry of such court.  KMA,  Jenkins,  Giannetto,  CF, and
SVXA agree,  jointly and severally,  to indemnify,  insure and hold Stock Escrow
Agent harmless from and against,  and reimburse  Stock Escrow Agent for, any and all costs  incurred by Stock Escrow  Agent,  in  connection  with the  aforesaid
Motion or interpleader  action, as the case may be, and Stock Escrow Agent shall be fully  protected  in  suspending  all or part of its  activities  under  this
Agreement until a final judgment or other  appropriate order in the interpleader action is received.

     If  Stock  Escrow  Agent  is ever  in  doubt  about  any of its  duties  or obligations  hereunder as escrow agent,  then it shall also have the right,  but not the duty, to so notify the other parties in writing and,  thereafter,  Stock
Escrow  Agent shall not be  obligated  to take any action with  respect  thereto unless and until (i) all parties  have  jointly  directed  Stock Escrow Agent in writing  to take such  action  with  respect  to the  duties or  obligations  in question, or (ii) a final order of a court of competent jurisdiction, from which no appeal has been taken and the appeal time  expired  or, if taken,  has become final, to which Stock Escrow Agent and all other parties hereto are parties, has been  entered  directing  Stock Escrow Agent to take such action with respect to the duties or obligations in question.

     8.   Liability  of Stock  Escrow  Agent.  Stock  Escrow  Agent shall not be liable to any party or other person or entity for any mistakes of fact or errors of judgment or for any acts or omissions of any kind unless the same  constitute gross negligence or willful misconduct.  KMA, Jenkins,  Giannetto,  CF, and SVXA further  acknowledge  that  Stock  Escrow  Agent is not a  guarantor  of any the parties  carrying  out of their  respective  obligations  under  the  Settlement
Agreement or the Leak Out Agreement,  Stock Escrow Agent's obligations hereunder being limited to those enumerated in this Escrow Agreement.

     9.   Resignation  of Stock Escrow  Agent.  Stock Escrow Agent may resign as escrow agent  hereunder  upon ten (10) days written  notice to the other parties hereto. If a successor escrow agent is not appointed by the other parties within this ten (10) day period,  Stock  Escrow  Agent may,  but shall have no duty to, petition a court of competent jurisdiction to name a successor.  If no successor escrow agent is appointed by the parties by written notice to Stock Escrow Agent within the ten (10) day period,  Stock Escrow Agent shall have no further duties or obligations  whatsoever upon the expiration of said period until such time as a successor  escrow agent is appointed and, at such time, the sole duty of Stock
Escrow  Agent  shall be to deliver the stock or funds in its  possession  to the successor  escrow agent.  If no successor is  appointed,  the Stock Escrow Agent shall  continue to hold all stock and/or funds in its  possession at the time of the resignation  until (i) all parties have jointly  directed Stock Escrow Agent as to the disposition of the stock or funds, or (ii) a final order of a court of competent jurisdiction,  from which no appeal has been taken and the appeal time expired or, if taken,  has become  final,  to which Stock  Escrow  Agent and all other parties hereto are parties,  has been entered directing Stock Escrow Agent as to the disposition of the stock or funds.

     10.  Jurisdiction  and Venue.  Jurisdiction  of and venue for any action or proceeding to enforce or interpret this Agreement  shall lie  exclusively in the state courts of competent

                                       4

jurisdiction  in and for Orange  County,  Florida.  Each of the  parties  hereto expressly  waives its rights as to any other  jurisdiction  and venue and agrees that it shall be  subject  personally  to the  jurisdiction  of the  agreed-upon courts.

     11.  Attorneys Fees. In any action or proceeding between any of the parties regarding the enforcement or  interpretation  of this Agreement,  the prevailing party or parties in such action or  proceeding  shall be entitled to collect and recover  from the  non-prevailing  party or parties  all costs of such action or proceeding  incurred by such  prevailing  party or parties,  including,  but not
limited  to,   reasonable   attorney  fees  and  costs  through  all  levels  of
proceedings, including appeals.

     12.  Termination. This Agreement shall terminate and the Stock Escrow Agent shall be discharged of all  responsibility  hereunder pursuant to the order of a court of  competent  jurisdiction  or otherwise at such time as the Stock Escrow
Agent shall have  completed its duties under Section 4 of this  Agreement or has resigned  pursuant to the terms of Section 9 of this Agreement,  as the case may
be.  The  rights of Stock  Escrow  Agent to  indemnification  and  reimbursement pursuant to the terms of this  Agreement  shall survive the  termination of this
Agreement.

     13.  Stock Escrow Agent as Counsel for KMA/Jenkins/Giannetto.  It is agreed by all parties  hereto  that the Stock  Escrow  Agent has been and shall  remain counsel for KMA/Jenkins/Giannetto.  Nothing in this Agreement shall be construed to prohibit Stock Escrow Agent from  representing  KMA/Jenkins/Giannetto  in any litigation  between  KMA/Jenkins/Giannetto  and SVXA which may arise out of this
Agreement,  including  in any  dispute  over  amounts  held in escrow,  and SVXA expressly  waives  the right to claim any  conflict  to  preclude  Stock  Escrow
Agent's  representation of  KMA/Jenkins/Giannetto.  However,  Stock Escrow Agent
shall at all times  comply  with this  Agreement  notwithstanding  Stock  Escrow
Agent's    representation    of     KMA/Jenkins/Giannetto    as    counsel    to
KMA/Jenkins/Giannetto.

     14.  Notifications. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered by facsimile,  in person via  overnight  delivery,  or sent by prepaid  first class  registered or certified mail, return receipt to the following  addresses (unless timely notice of change of address is provided):

                                      SVXA
                                      503 Washington Avenue, Suite 2D
                                      Newton, PA 18940
                                      Phone:  215-675-5103
                                      Fax:  215-860-3501

                                      KMA Capital Partners, Inc.
                                      7658 Municipal Drive
                                      Orlando, FL 32819
                                      Phone:  407-370-4300
                                      Fax: 270-675-5103

                                       5

                                      James Jenkins
                                      7658 Municipal Drive
                                      Orlando, FL 32819
                                      Phone:  407-370-4300
                                      Fax:  407-226-1096

                                      Charles Giannetto
                                      7658 Municipal Drive
                                      Orlando, FL 32819
                                      Phone:  407-370-4300
                                      Fax:  407-226-1096

                                      Stock Escrow Agent:
                                      T. Todd Pittenger, Esquire
                                      Lowndes, Drosdick, Doster,
                                      Kantor & Reed, P.A.
                                      215 North Eola Drive
                                      Orlando, Florida 32801
                                      Phone:  407-843-4600
                                      Fax:  407-843-4444

     15.  Counterparts.  This  Agreement  may be  executed in  counterparts  and transmitted by facsimile transmission, and each of such counterparts, whether an original or facsimile  of an original,  will be deemed to be an original and all of such counterparts together will constitute a single agreement.

     16.  No Third Party  Beneficiary.  It is the intent of the  parties  hereto that this Agreement is solely among the parties to this Agreement and no person, company  or other  legal  entity  not a party to this  Agreement  shall have any rights or privileges hereunder as a third party beneficiary or otherwise.

     17.  Complete Agreement.  This Agreement constitutes the complete agreement between the parties in regard to the  matters set forth  herein,  and may not be amended,  changed  or  modified  except by a  writing  signed by the party to be charged by such amendment, change or modification.

     18.  Construction Rules. In this Agreement, the use of any pronoun shall be deemed to include all genders,  and the use of a singular  pronoun shall include the plural,  and vice versa,  wherever,  in either case, it appears  appropriate from the context.  Titles of Sections in this  Agreement are for  convenience of reference  only,  and shall  neither  limit nor amplify the  provisions  of this
Agreement. The words "hereof," "herein," "hereto" and "hereunder" shall refer to this Agreement as a whole and not to any particular  provision of this Agreement unless otherwise specifically provided.

     19.  Effective  Date.  This  Agreement  shall be deemed  effective  for all purposes as of the date first written above.

                                       6

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the dates specified below.

                                           ESCROW AGENT:

                                           LOWNDES, DROSDICK, DOSTER,
                                           KANTOR & REED, P.A.

     Address: 215 N. Eola Drive
              Orlando, Florida, 32801      By:T. Todd Pittenger
                                           Its: Shareholder and Vice President

                                           KMA:

                                           KMA CAPITAL PARTNERS, INC.

     Address: 7658 Municipal Drive
              Orlando, FL 32819            By: Douglas Calaway
                                           Its: President

                                           JENKINS:

                                           JAMES JENKINS
     Address: 7658 Municipal Drive
              Orlando, FL 32819            /s/ James Jenkins

                                           GIANNETTO:

                                           CHARLES GIANNETTO
     Address: 7658 Municipal Drive
              Orlando, FL 32819            /s/ Charles Giannetto

                                           CF:

                                           CF HOLDINGS, LLC
     Address  ____________________
              ____________________         By: s/ Charles Giannetto
                                           Its: Corp. Secretary

                                           SVXA:

                                           SOVEREIGN EXPLORATION ASSOCIATES
                                           INTERNATIONAL, INC.

     Address: 503 Washington Avenue
              Suite 2D                     By:/s/ Robert D. Baca
              Newtown, PA 18940            Its: President

                                       7

                                           KMA CAPITAL PARTNERS, LTD.

     Address: ____________________
              ____________________         By:/s/ Ellen M. Salisbury
                                           Its: General Partner

                                       8

                                    EXHIBIT D

                     PROMISSORY NOTE AND SECURITY AGREEMENT

Principal Amount:                       $300,000,000
Date of This Note:                      October 17, 2005
Location of Execution:                  Orlando, Florida
Primary Note Rate:                      Eight (8%) percent per annum
Default Note Rate:                      Twelve (12%) percent per annum
Due Date:                               March 30, 2006
Borrower:                               Venture Planning Inc.
Borrower's Address:                     120 Alpine Rd.
                                        West Palm Beach, Florida 33405

For Value  Received,  the  undersigned,  being the above named  "Borrower,"  and affiliates, and successors (hereinafter, collectively the "Borrower"), with his, her, its or their address of record as set forth above as  "Borrower's  Address, promises  to pay to the  order of  Charles  Giannetto,  and  Intra  Global  LLC,
Orlando,  Florida and having  their  principal  place of business at 8815 Conroy
Windermere  Rd.,   Orlando,   FL  32835,   or  their   successors  and  assigns,
(hereinafter, collectively with its endorsers, transferors, successors, nominees and assigns, "Lender"), the above listed "Principal Amount" plus interest on the unpaid balance of said Principal  Amount  outstanding from time to time from the
Date of This  Note"  until  paid at the above at the  "Primary  Note  Rate." The principal  and  interest  shall be due and  payable,  if not  sooner  paid on or before, the above Due Date. Any payments made shall be first applied to interest and any  other  charges  due as  described  hereafter  and  then  to the  unpaid principal  balance.  The above  terms  shall be used as defined  terms and shall govern and control this  Promissory  Note and Security  Agreement  (hereinafter, this "Note").

Borrower may prepay the principal amount outstanding, plus interest, in whole or in part at any time from the Date of this Note.  If any  payment  of  principal, interest  or any other  charge  under this Note is not paid within ten (10) days from the  date it is due or if  bankruptcy  proceedings,  whether  voluntary  or involuntary,  are  instituted  against the Borrower,  or any  representation  or warranty of the Borrower in this Note shall prove to have been  incorrect in any material  respect when made; or Borrower shall fail to observe or perform any of its  obligations  hereunder  for ten (10) days after  receipt by the Borrower of
Notice of such  failure from the Lender (each of the  foregoing  constituting  a
"Default"  for purposes  hereunder),  then all amounts due under this Note shall commence  accruing  interest  at the above  "Default  Note Rate," and the entire unpaid  balance of this Note shall at once  become due and payable at the option of the Lender.

As an inducement  for the Lender to loan the Principal  Amount and to secure the complete and timely payment,  performance and discharge in full, as the case may be, of all of the obligations  hereunder,  the Borrower hereby,  unconditionally and  irrevocably,  pledges,  grants and hypothecates to the Lender, a continuing security  interest in and a continuing lien upon, (the "Security  Interest") and an  unqualified  right to possession  and  disposition  of and a right of setoff against,  in each  case  to the  fullest  extent  permitted  by law,  all of the
Borrower's  right,  title and interest of  whatsoever  kind and nature in and to that certain common stock evidenced by Certificate No. 2282  representing  Three
Million (3,000,000) shares of common stock in Apollo

Borrower's Initials____

Resources,  Inc., a Utah  corporation,  which interests shall include all rights
thereunder,   all  proceeds  and  profits  therefrom  and  all  rights  accruing
(collectively,  the "Collateral").  Borrower agrees that in the event Collateral is not  sufficient  to pay the full  amounts  due under this Note,  then in that event Borrower shall within three (3) business days after Notice by Lender shall supply such  additional  and  substitute  Collateral  ("Additional  Collateral")
sufficient  to pay the amounts due under this Note.  In the event that  borrower delivers  Additional  Collateral for the payment of the principal,  interest and any other charges on this Note, Lender waives personal recourse to the Borrower.
In the event that  Borrower  fails or refuses to deliver  Additional  Collateral sufficient in Lender's  opinion to satisfy the amounts dues under the Note, then that failure or refusal shall  constitute an Event of Default if this Default is not cured within ten (10) business days.  Collateral,  and Additional Collateral shall be collectively referred to herein as Collateral.

1.   Representations,  Warranties, Covenants and Agreements of the Borrower. The
Borrower  represents  and warrants to, and covenants and agrees with, the Lender as follows:

     a.   The Borrower has the requisite power and authority to execute, deliver
     this  Note  and  perform  the  obligations   under  this  Note.  This  Note
     constitutes  a  legal,   valid  and  binding  obligation  of  the  Borrower
     enforceable in accordance with its terms, except only as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

     b.   The Borrower is the sole owner of the Collateral free and clear of any liens,  security  interest,  encumbrances,  rights or claims,  and is fully authorized to grant the Security  Interest in and to pledge the  Collateral encumbered thereby.

     c.   This  Note  creates  in favor of the  Lender  a valid  first  priority security interest in the Collateral securing the payment and performance of the obligations hereunder and, upon making the filings permitted to Lender, a perfected  first priority  security  interest in such  Collateral.  On or immediately  after the date of  execution  of this  Note,  upon  request by
     Lender,  the Borrower  will deliver to the Lender one or more  executed UCC financing  statements  on Form-I with respect to the Security  Interest for filing with such  jurisdictions as are requested.  On or immediately  after the date of  execution of this Note,  upon request by Lender,  the Borrower will deliver to the Lender one or more executed irrevocable stock powers or assignments  separate  from  certificate  allowing  for the transfer of the
     Collateral to Lender in the event of Default hereunder.

     d.   All information heretofore, herein or hereafter supplied to the Lender by or on behalf of the Borrower with respect to the  Collateral is accurate and complete in all material respects as of the date furnished.

2.   Rights and Remedies Upon Default. Upon occurrence of any Default and at any time thereafter, the Lender shall have the right to exercise all of the remedies conferred  hereunder  and the Lender shall have all the rights and remedies of a lender under any other applicable law (including the Uniform  Commercial Code of any jurisdiction in which any collateral is then located).  Without  limitation, the Lender shall have the right to take  possession of the Collateral and remove same,  and  Lender  shall  have the right to assign,  sell,  lease or  otherwise dispose of

Borrower's Initials____

and  deliver  all or any part of the  Collateral,  at public or private  sale or otherwise,  either with or without special conditions or stipulations,  for cash or on credit or for future delivery, in such manner on such terms and conditions and at such  times  and at such  places,  as the  Lender  may deem  commercially reasonable,  all without (except as shall be required by applicable  statute and cannot be waived)  advertisement  or demand  upon or notice to the  Borrower  or right of redemption of the Borrower,  which are hereby  expressly  waived.  Upon each such sale,  assignment  or other  transfer of  Collateral,  the Lender may, unless prohibited by applicable law which cannot be waived,  purchase all or any part of the  Collateral  being  sold,  free from and  discharged  of all trusts, claims,  rights of  redemption  and equities of the  Borrower,  which are hereby waived and released.

3.   Application of Proceeds. The proceeds of any such sale or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding,  and  preparing  for sale,  and,  next to the payment of the  Principal
Amount due and any Interest, fees and costs, added thereto and any other amounts required by applicable law, after which the Lender shall pay to the Borrower any surplus proceeds. To the extent permitted by applicable law, the Borrower waives all  claims,  damages  and  demands  against  the  Lender  arising  out  of  the repossession,  removal,  retention or sale of the Collateral,  unless due to the gross negligence or willful misconduct of the Lender.

4.   Costs and  Expenses.  The Borrower  agrees to pay all  out-of-pocket  fees, costs and expenses  incurred in connection with any filing  required  hereunder, and all other claims and charges which in the  reasonable  opinion of the Lender might  prejudice,  imperil or otherwise  affect the  Collateral  or the Security
Interest  therein.  Until so paid, any fees payable  hereunder shall be added to the  principal  amount of the Note and shall bear  interest at the Default  Note
Rate.

5.   Security Interest Absolute. All rights of the Lender and all obligations of the Borrower  hereunder,  shall be absolute and unconditional,  irrespective of:
(a) any lack of validity or  enforceability of any portion of this Note; (b) any changes in the time,  manner or place of payment  or  performance  of, or in any other term of, all or any of the  Obligations,  or any other amendment or waiver of or any  consent  to any  depositions  from  the Note or any  other  agreement entered into in connection  with the foregoing;  (c) any exchanges,  releases or non-perfection of any of the Collateral,  or any releases or amendment or waiver of or opposition to departure from any other collateral for, or any guaranty, or any other  security,  for all of any of the  Obligations;  (d) any action by the
Lender to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matter made or arising in connection with the  Collateral;  or (e) any other  circumstances  which might  otherwise  constitute  any legal or equitable defense  available  to the  Borrower,  or a discharge  of all or any part of the
Security  Interest granted hereby.  The Borrower  expressly waives  presentment, protest,  notice  of  protest,  demand,  notice of  nonpayment  and  demand  for performance.  The  Borrower  waives all rights to require  the Lender to proceed against any other person or to apply any Collateral which the Lender may hold at any time,  or to marshal  assets,  or to pursue any other  remedy.  The Borrower waives  any  defense  arising  by reason of the  application  of the  statute of limitations to any obligation secured hereby.

6.   Term of Agreement.  This Note and the Security Interest conveyed  hereunder shall  terminate on the date on which all payments under the Note have been made in full and all other

Borrower's Initials____

obligations have been paid or discharged. Upon such termination,  the Lender, at the request  and at the  expense of the  Borrower,  will join in  executing  any termination statement with respect to any financing statement executed and filed pursuant to this Note.

7.   Notices. All notices,  requests, demands and other communications hereunder shall be in writing,  with copies to all the other parties hereto,  and shall be deemed to have been duly given when mailed by first-class certified mail, return receipt requested,  postage prepaid,  four days after posting in the U.S. mails, in each case if delivered  to the  addresses  hereinabove  given for each of the parties hereto.

8.   Miscellaneous.

     a.   No course of dealing  between the  Borrower  and the  Lender,  nor any failure  to  exercise,  nor any  delay  in  exercising,  on the part of the
     Lender,  any right,  power or  privilege  hereunder or under the Note shall operate as a waiver  thereof;  nor shall any single or partial  exercise of any right, power or privilege hereunder or thereunder preclude any other or further  exercise  thereof or the  exercise  of any other  right,  power or privilege.  No waiver of any breach or default or any right under this Note shall be considered  valid unless in writing and signed by the party giving such waiver,  and no such waiver shall be deemed a waiver of any subsequent breach  or  default  or right,  whether  of the same or  similar  nature or otherwise.

     b.   All of the rights and  securities  of the Lender  with  respect to the
     Collateral,  whether  established  hereby  or by the  Note or by any  other agreements,  instruments or documents or by law shall be cumulative and may be exercised  singly or  concurrently  except that the election of remedies and waiver of recourse is absolute and a material term hereof.

     c.   In the event that any  provision  of this Note is held to be  invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Note shall, as to such jurisdiction,  be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid,  prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this
     Note  is  held  to  be  invalid,   prohibited  or   unenforceable   in  any
     jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity,  prohibition or unenforceability  without
     invalidating  the  remaining   portion  of  such  provision  or  the  other
     provisions   of  this  Note  and   without   affecting   the   validity  or
     enforceability  of such  provision or the other  provisions of this Note in any other jurisdiction.

     d.   This Note shall be binding upon and inure to the benefit of each party hereto and their heirs and successors.  Borrower may not assign or transfer this Note  without the express  Consent of Lender,  and the  assignment  by
     Borrower without such Consent shall constitute an Event of Default.

Borrower's Initials____

     e.   Each party shall take such further action and execute and deliver such further  documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Note.

     f.   This Note shall be construed in accordance  with the laws of the State of  Florida  and  each  party  parties  hereto  irrevocably  submit  to the exclusive  jurisdiction of any Florida State or United States Federal court sitting in Orange County, Florida over any action or proceeding arising out of or relating  to this Note,  and the parties  hereto  hereby  irrevocably agree that all claims in respect of such action or proceeding  may be heard and determined in such Florida State or Federal court.

     g.   Each party hereto  hereby agrees to waive its  respective  rights to a jury trial of any claim or cause of action  based  upon or  arising  out of this Note.  Each party  hereto  acknowledge  that this waiver is a material inducement  for each party to enter into a business  relationship  and that each party relies on this wavier in entering into this Note.

IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed as of the Date of this Note at the Location of Execution above written.

Borrower:
Venture Planning Inc.

By:/s/ Peter Knollenberg
    Peter Knollenberg

Attest: /s/ Peter Knollenberg
Its Corporate Secretary

Accepting same, for and in  consideration of the  consideration  provided herein and other good and valuable consideration:

Lenders:

InterGlobal LLC

By:/s/ James E. Jenkins
Its: James E. Jenkins

/s/ Charles Giannetto
Charles Giannetto

Borrower's Initials____